UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                          1-10434                   13-1726769
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                  Pleasantville, New York                             10570-7000
          (Address of principal executive offices)                    (Zip Code)

                                        Registrant's telephone number,
                                        including area code:
                                        (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1.        Registrant's Business and Operations

ITEM 1.01.        Entry into a Material Definitive Agreement

On August 12, 2005, the Compensation and Nominating Committee of the Board of Directors of The Reader's Digest Association, Inc. ("RDA") approved the following:

1. Annual salaries of RDA Named Executive Officers (effective August 20, 2005):

         Thomas O. Ryder, Chairman and Chief Executive Officer, $820,000
         Eric W. Schrier, President, Reader's Digest North America and Senior
           Vice President and Global Editor-in-Chief, $550,000
         Thomas D. Gardner, President, Reader's Digest International and Senior
           Vice President, $500,000
         Michael S. Geltzeiler, Senior Vice President and Chief Financial
           Officer, $410,000
         Gary S. Rich, President, QSP, $400,000

2. Performance criteria for 2005-2007 restricted stock units awarded to RDA executive officers:

         Cumulative reported earnings per share of RDA for the three-year period ending June 30, 2007, including special charges and extraordinary items (unless otherwise determined by the Compensation and Nominating Committee) and excluding non-cash impairment of goodwill or intangibles not contemplated in the budget and acquisitions and divestitures not completed at the time the budget is established.

3. Performance criteria for 2006-2008 restricted stock units awarded to RDA executive officers:

         Cumulative reported earnings per share of RDA for the three-year period ending June 30, 2008, including special charges and extraordinary items (unless otherwise determined by the Compensation and Nominating Committee) and excluding non-cash impairment of goodwill or intangibles not contemplated in the budget and acquisitions and divestitures not completed at the time the budget is established.

4. Funding of bonus pools for fiscal 2006 under The Reader's Digest Association, Inc. Senior Management Incentive Plan and Management Incentive Compensation Plan:

         Business Unit Bonus Pools

           70% of each pool funded on individual Business Unit's fiscal 2006 performance
              o 70% based on Business Unit's operating profit results (currency neutral) as a percentage of budgeted Business Unit's operating profit
              o 30% based on achievement of Business Unit's strategic goals

           30% of each pool funded on RDA's fiscal 2006 corporate performance
              o 100% based on RDA's operating profit results (currency neutral) as a percentage of budgeted RDA's operating profit

         Staff Function Bonus Pools

           70% of each pool funded on RDA's fiscal 2006 corporate performance
              o 100% based on RDA's operating profit results (currency neutral)
                as a percentage of budgeted RDA's operating profit

           30% of each pool funded on individual Staff Function's fiscal 2006 performance
              o 100% based on Staff Function's performance and achievement of strategic goals

5. Form of award letter and terms and conditions of fiscal 2006 stock option grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan (including amendments to previous awards under The Reader's Digest Association, Inc. 1989 and 1994 Key Employee Long Term Incentive Plans)

6. Form of award letter and terms and conditions of fiscal 2006 restricted stock grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan (including amendments to previous awards under The Reader's Digest Association, Inc. 1989 and 1994 Key Employee Long Term Incentive Plans)

7. Form of award letter and terms and conditions of fiscal 2006 deferred stock grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan (including amendments to previous awards under The Reader's Digest Association, Inc. 1989 and 1994 Key Employee Long Term Incentive Plans)

8. Form of award letter and terms and conditions of fiscal 2005-2007 restricted stock unit grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan

9. Form of award letter and terms and conditions of fiscal 2006-2008 restricted stock unit grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan

10. The Reader's Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      THE READER'S DIGEST ASSOCIATION, INC.
                                        (Registrant)


Date:  August 18, 2005
                                                /s/ C.H.R. DuPree
                                                ------------------
                                                   C.H.R. DuPree
                                        Vice President, Corporate Secretary and
                                                Associate General Counsel



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                                  EXHIBIT INDEX



         Exhibit Number
                                           Description

         10.1 Form of award letter and terms and conditions of fiscal 2006 stock option grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan (including amendments to previous awards under The Reader's Digest Association, Inc. 1989 and 1994 Key Employee Long Term Incentive Plans)

         10.2 Form of award letter and terms and conditions of fiscal 2006 restricted stock grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan (including amendments to previous awards under The Reader's Digest Association, Inc. 1989 and 1994 Key Employee Long Term Incentive Plans)

         10.3 Form of award letter and terms and conditions of fiscal 2006 deferred stock grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan (including amendments to previous awards under The Reader's Digest Association, Inc. 1989 and 1994 Key Employee Long Term Incentive Plans)

         10.4 Form of award letter and terms and conditions of fiscal 2005-2007 restricted stock unit grants under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan

         10.5 Form of award letter and terms and conditions of fiscal 2006-2008 restricted stock unit grants to under The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan

         10.6 The Reader's Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan